COLUMBIA MANAGEMENT MULTI-STRATEGY HEDGE FUND, LLC
                                 ONE BRYANT PARK
                               NEW YORK, NY 10036

                                OCTOBER 28, 2009


Dear Member:

                  On behalf of the Board of Directors (the "Board") of Columbia Management Multi-Strategy Hedge Fund, LLC (the "Fund"), it is my pleasure to invite you to attend a Special Meeting (the "Meeting") of Members of the Fund ("Members"). The Meeting will be held at 11:00 a.m. (Eastern Time) on November 19, 2009, at the offices of the Fund, One Bryant Park, 10th Floor, New York, NY 10036. The formal notice of the Meeting and related materials are enclosed.

                  At the Meeting, Members will vote on a proposal to elect five nominees proposed by the Board to serve as directors of the Fund ("Directors") and to reorganize the Fund to implement a "master/feeder" investment structure, in which Members will own interests in a new fund that will pursue its investment objective by investing substantially all of its assets in the Fund. The new fund will have the same investment objective and substantially the same investment policies as the Fund (except that the new fund will pursue its investment objective by investing in the Fund). The Board unanimously recommends that you vote "FOR" the election of each of the nominees to serve as Directors of the Fund and "FOR" the approval of the reorganization of the Fund.

                  The enclosed Proxy Statement, which you should read carefully, provides you with information about the proposals and solicits your proxy to be voted on the proposals at the Meeting.

                  You may vote at the Meeting if you were a Member of record of the Fund as of the close of business on September 28, 2009. If you attend the Meeting, you may vote in person. If you would like to attend the Meeting, you may obtain directions by calling 1-866-921-7951. However, whether or not you intend to attend the Meeting, you can vote in one of three ways: (i) by signing and returning the enclosed proxy card in the enclosed prepaid envelope; (ii) via the Internet at www.proxyvote.com and following the on-screen directions; or
(iii) by using your touch-tone telephone. (Please see the enclosed information, as well as your proxy card, for additional instructions on how to vote.) If you vote by Internet or by telephone, you do not need to mail your proxy card. If after voting you want to change your vote, you may do so by attending the Meeting, by submitting a new proxy card, or submitting a new vote by touch-tone telephone or the Internet.

                  Please feel free to call us at 1-866-921-7951 if you have any questions regarding voting procedures.


                  IT IS IMPORTANT THAT YOUR VOTE BE REPRESENTED. PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED BY MAIL OR VOTE USING THE INTERNET OR TOUCH-TONE TELEPHONE.

                  Thank you for your confidence and support.




                            Very truly yours,

                            COLUMBIA MANAGEMENT MULTI-STRATEGY HEDGE FUND, LLC

                            /s/ Steven L. Suss
                            --------------------------------------------------
                            Name:     Steven L. Suss
                            Title:    Treasurer

               COLUMBIA MANAGEMENT MULTI-STRATEGY HEDGE FUND, LLC
                                 ONE BRYANT PARK
                               NEW YORK, NY 10036

                      NOTICE OF SPECIAL MEETING OF MEMBERS
                         TO BE HELD ON NOVEMBER 19, 2009

To Members:

                  A Special Meeting of Members ("Members") of Columbia Management Multi-Strategy Hedge Fund, LLC (the "Fund") will be held on November 19, 2009, at 11:00 a.m. (Eastern Time) at the offices of the Fund, One Bryant Park, 10th Floor, New York, NY 10036 (the "Meeting").

                  The Meeting is called for the following purposes:

                  1. to elect five persons to serve as members of the Board of Directors of the Fund (the "Board");

                  2. to approve a Plan and Agreement of Reorganization and Merger to implement a master/feeder investment structure (the "Reorganization"); and

                  3. to transact such other business as may properly come before the Meeting.


                  These proposals are discussed in greater detail in the accompanying Proxy Statement.

                  You may vote at the Meeting if you were a Member of record of the Fund as of the close of business on September 28, 2009. If you attend the Meeting, you may vote in person. If you would like to attend the Meeting, you may obtain directions by calling 1-866-921-7951. Members who do not expect to attend the Meeting are urged to vote in one of three ways: (i) by signing and returning the enclosed proxy card in the enclosed prepaid envelope; (ii) via the Internet at www.proxyvote.com and following the on-screen directions; or (iii) by using your touch-tone telephone. Signed but unmarked proxy cards will be counted in determining whether a quorum is present at the Meeting and will be voted "FOR" each of the persons nominated to serve as members of the Board, "FOR" approval of the Reorganization, and in the discretion of the persons named as proxies in connection with any matter which may properly come before the Meeting or any adjournment thereof.

                  The Proxy Statement accompanying this Notice is also available along with the proxy card and any other proxy materials at www.proxyvote.com by entering the control number that appears on your proxy card.

                  The Fund will furnish, without charge, copies of its most recent annual report to Members upon request. To request a copy, please call 1-866-921-7951 or write to Columbia Management Multi-Strategy Hedge Fund, LLC, One Bryant Park, New York, NY 10036. You may also view or obtain these documents from the Securities and Exchange Commission (the

"SEC") (i) in person: at the SEC's Public Reference Room in Washington, D.C.,
(ii) by phone: 1-800-SEC-0330, (iii) by mail: Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 (duplicating fee required), (iv) by e-mail: publicinfo@sec.gov, or (v) by
Internet: www.sec.gov.

                  If you have any questions, please call the Fund at 1-866-921-7951.

                                                     By Order of the
                                                     Board of Directors


EACH MEMBER'S VOTE IS IMPORTANT. THE MEETING MAY BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF A QUORUM IS NOT PRESENT. IN THAT EVENT, THE FUND WILL CONTINUE TO SOLICIT PROXIES IN AN ATTEMPT TO OBTAIN A QUORUM.

YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE VOTE IN ONE OF THREE WAYS: (I) BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED PREPAID ENVELOPE; (II) VIA THE INTERNET AT WWW.PROXYVOTE.COM AND FOLLOWING THE ON-SCREEN DIRECTIONS; OR (III) BY USING YOUR TOUCH-TONE TELEPHONE. PLEASE SEE YOUR PROXY CARD FOR ADDITIONAL INSTRUCTIONS ON HOW TO VOTE.

               COLUMBIA MANAGEMENT MULTI-STRATEGY HEDGE FUND, LLC
                                 ONE BRYANT PARK
                               NEW YORK, NY 10036

                           SPECIAL MEETING OF MEMBERS
                         TO BE HELD ON NOVEMBER 19, 2009


--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------


                  This Proxy Statement is being furnished to members ("Members") of Columbia Management Multi-Strategy Hedge Fund, LLC (the "Fund") by the Board of Directors of the Fund (the "Board"). The Board is requesting your proxy for use at a Special Meeting of Members (the "Meeting") to be held at the offices of the Fund, One Bryant Park, 10th Floor, New York, NY 10036, on November 19, 2009, at 11:00 a.m. (Eastern Time). Your proxy may also be voted at any adjournment of the Meeting.


                  In addition to soliciting proxies by mail, officers of Banc of America Investment Advisors, Inc., the Fund's investment adviser ("BAIA" or the "Adviser"), and personnel of BAIA's affiliates may solicit proxies by telephone or in person, without special compensation. BAIA has retained Broadridge, a third party solicitor, to solicit proxies from Members. Broadridge may solicit proxies in person, by Internet or by telephone. The fees and expenses of the proxy solicitor, as well as all other costs associated with the solicitation and preparation of the Proxy Statement and of the Meeting, are being paid by the Adviser. The Adviser expects to pay approximately $3,000 in connection with the solicitation of proxies.


                  At the Meeting, Members will vote to elect five persons to serve as members of the Board ("Proposal 1"). In addition, Members will be voting on a proposal to reorganize the Fund to implement a master/feeder structure, in which Members will own interests in a new fund (the "New Fund") that will pursue its investment objectives by investing substantially all of its assets in the Fund, which, under the proposed structure, will operate as a master fund (the "Master Fund") ("Proposal 2," and together with Proposal 1, the "Proposals"). The New Fund will have the same investment objectives and substantially the same investment policies as the Fund currently has (except that the New Fund would pursue its investment objective by investing in the Master Fund). The Adviser will continue to provide investment advisory services to the Master Fund and will provide non-investment related management and administrative services to the New Fund.


                  All properly executed proxies received before the Meeting will be voted at the Meeting and any adjournment thereof in accordance with the instructions marked thereon or otherwise as provided therein. IF NO INSTRUCTIONS ARE MARKED, PROXIES WILL BE VOTED "FOR" EACH OF THE PROPOSALS AND WILL BE VOTED IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS APPOINTED AS PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. Members who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Fund at any time before they are voted. Proxies voted by telephone or over the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. In addition, any

Member who attends the Meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given. See "Voting Information - Revocation of Proxies and Abstentions."

                  If a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. See "Voting Information - Adjournments."

                  The close of business on September 28, 2009 has been fixed as the record date (the "Record Date") for the determination of Members entitled to notice of and to vote at the Meeting and any adjournment.

                  Member are entitled to vote in proportion to their capital account balances as of the Record Date. As of the close of business on the Record Date, the aggregate capital account balances of all Members was $473,602,623.46.

                  This Proxy Statement is first being mailed to Members on or about October 28, 2009.


                  Copies of the Fund's most recent annual report are available upon request, without charge, by calling 1-866-921-7951 or by writing to Columbia Management Multi-Strategy Hedge Fund, LLC, One Bryant Park, New York, NY 10036. You may also view or obtain these documents from the Securities and Exchange Commission (the "SEC") (i) in person: at the SEC's Public Reference Room in Washington, D.C., (ii) by phone: 1-800-SEC-0330, (iii) by mail: Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 (duplicating fee required), (iv) by e-mail: publicinfo@sec.gov, or (v) by Internet: www.sec.gov.

                  To the knowledge of the Fund, the following are the only persons who owned of record or beneficially, five percent or more of the Fund's interests ("Interests"), as of the Record Date:

---------------------------------------------- ----------------------------------- ---------------------------------
NAME AND ADDRESS OF OWNER                      AMOUNT OF OUTSTANDING INTERESTS     PERCENTAGE OF OUTSTANDING
                                                                                   INTERESTS
---------------------------------------------- ----------------------------------- ---------------------------------
---------------------------------------------- ----------------------------------- ---------------------------------
CO TUW FAY SLOVER                              $74,616,020.97                      15.75%
c/o Bank of America
One Commercial Place, 7th Floor
Norfolk, VA  23510
---------------------------------------------- ----------------------------------- ---------------------------------
---------------------------------------------- ----------------------------------- ---------------------------------
LSM Corporation                                $27,768,778.00                      5.86%
c/o Bank of America
100 Federal Street
Boston, MA  02110
---------------------------------------------- ----------------------------------- ---------------------------------

                  As of August 31, 2009, the officers and directors of the Fund ("Directors") as a group beneficially owned less than 1% of the outstanding Interests.

         IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF MEMBERS TO BE HELD ON NOVEMBER 19, 2009.

                  The following materials and information relating to this Proxy Statement are available at www.proxyvote.com by entering the control number that appears on your proxy card: (i) the Proxy Statement and accompanying Notice of Special Meeting of Members; (ii) proxy cards and any other proxy materials;
(iii) information on how to obtain directions to attend the Meeting in person; and (iv) a copy of the Fund's Annual Report to Members for the fiscal year ended March 31, 2009.

                                TABLE OF CONTENTS
                                                                           Page

I.    Proposals for Member Approval...........................................1

      Proposal 1 - Election of Directors......................................1

      Proposal 2 - Reorganization of the Fund.................................8

II.   Voting Information.....................................................15

III.  Other Matters and Additional Information...............................16

I.       PROPOSALS FOR MEMBER APPROVAL.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

                  At the Meeting, Members will vote on a proposal to elect five persons nominated by the Board to serve as Directors. The nominees are: Alan Brott, John C. Hover II, Victor F. Imbimbo, Jr., Stephen V. Murphy and Thomas G. Yellin. Messrs. Brott and Yellin, who are not "interested persons," as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund ("Independent Directors"), currently serve as Directors of the Fund. They have each served in such positions since December 3, 2004, and were elected to their positions by the members of the Fund. Mr. Thomas W. Brock, who currently serves as an Independent Director of the Fund, has determined not to stand for election and will cease to serve as a Director effective upon the election of Directors at the Meeting. Messrs. Imbimbo, Hover and Murphy currently serve as members of the boards of managers of certain funds that are advised by affiliates of BAIA. If elected, each of Messrs. Brott, Hover, Imbimbo, Murphy and Yellin would be an Independent Director of the Fund.

                  The provisions of the 1940 Act require that a majority of the Directors be elected by Members and allow the appointment of a new Director by the Board to fill a vacancy on the Board only if, after such appointment, at least two-thirds of the Directors have been elected by Members. Therefore, in order for Messrs. Hover, Imbimbo and Murphy to serve as Directors, they are required to be elected by Members. The re-election of Messrs. Brott and Yellin is being sought to help avoid the need to call a special meeting to elect additional Directors in the future (and thus save the related costs of such a meeting).

                  The persons named as proxies on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies they are entitled to vote in favor of the election of the five nominees named above. The nominees each have consented to stand for election and to serve if elected. If elected, a nominee will serve for a term of indefinite duration until his successor is elected and qualified, or his earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If any nominee should be unable to serve, an event that is not now anticipated, the persons named as proxies will vote for such replacement nominee as may be designated by the Board.

                  Information regarding the nominees, including brief biographical information, is set forth below.

                                                INDEPENDENT DIRECTOR NOMINEES
-----------------------------------------------------------------------------------------------------------------------
                                       (2)           (3)                                                    (5)
                                   POSITION(S)     TERM OF                     (4)                      NUMBER OF
                                      HELD         OFFICE/           PRINCIPAL OCCUPATION(S)          PORTFOLIOS IN
            (1)                     WITH THE      LENGTH OF      DURING PAST 5 YEARS AND OTHER         FUND COMPLEX**
NAME, ADDRESS* AND AGE                FUND       TIME SERVED           DIRECTORSHIPS HELD                OVERSEEN
-----------------------------------------------------------------------------------------------------------------------

Alan Brott                          Director     Indefinite     Consultant, since October 1991;              7
(66)                                             term;          Associate Professor, Columbia
                                                 Director       University Graduate School of
                                                 since 2004     Business, since 2000; Formerly,
                                                                Partner with Ernst & Young.  Mr.
                                                                Brott serves as a member of the
                                                                board of Stone Harbor Investment
                                                                Funds (2 funds).

John C. Hover II                    Nominee      N/A            Former Executive Vice President of           9
(66)                                                            U.S. Trust Company (retired since
                                                                1998). He also serves on the board
                                                                of directors of Tweedy, Browne
                                                                Fund, Inc.

Victor F. Imbimbo, Jr.              Nominee      N/A            President and CEO of Caring Today,           9
(57)                                                            LLC., the publisher of Caring
                                                                Today Magazine, the leading
                                                                information resource within the
                                                                family caregivers market. Prior to
                                                                this, Mr. Imbimbo was Executive
                                                                Vice President of TBWA\New York
                                                                and President for North America
                                                                with TBWA/WorldHealth, a division
                                                                of TBWA Worldwide, where he
                                                                directed consumer marketing
                                                                program development for healthcare
                                                                companies primarily within the
                                                                pharmaceutical industry.

Stephen V. Murphy                   Nominee      N/A            President of S.V. Murphy & Co.,              9
(64)                                                            Inc., an investment banking firm.
                                                                He also serves on the board of
                                                                directors of The First of Long
                                                                Island Corporation, The First
                                                                National Bank of Long Island and
                                                                Bowne & Co., Inc.

Thomas G. Yellin                    Director     Indefinite     President, The Documentary Group             7
(56)                                             term;          since December 2002; Executive
                                                 Director       Producer, ABC News from August
                                                 since 2004     1989 to December 2002.

* The address of each nominee is c/o Columbia Management Multi-Strategy Hedge Fund, LLC, One Bryant Park, New York, NY 10036.

** The "Fund Complex" consists of the Fund and all registered investment companies advised by the Adviser and its affiliates or that hold themselves out to investors as companies related to the Fund for purposes of investment or investor services.

                  Set forth below are the names and certain biographical information for the Fund's officers, as reported by them to the Fund.

                                            OFFICERS OF THE FUND
-----------------------------------------------------------------------------------------------------------------------
                                       (2)           (3)                                                    (5)
                                   POSITION(S)     TERM OF                     (4)                      NUMBER OF
                                      HELD         OFFICE/           PRINCIPAL OCCUPATION(S)          PORTFOLIOS IN
            (1)                     WITH THE      LENGTH OF      DURING PAST 5 YEARS AND OTHER         FUND COMPLEX**
NAME, ADDRESS* AND AGE                FUND       TIME SERVED           DIRECTORSHIPS HELD                OVERSEEN
-----------------------------------------------------------------------------------------------------------------------
Steven L. Suss                      Treasurer    1 year term;   Managing Director, Alternative              N/A
225 High Ridge Road                 and Senior   Treasurer      Investment Asset Management, Bank
Stamford, CT 06905                  Vice         since 2007     of America (7/07 to present);
(49)                                President                   Director, Chief Financial Officer
                                                                and Treasurer (10/07 to present)
                                                                and Senior Vice President (6/07 to
                                                                present) of U.S. Trust Hedge Fund
                                                                Management, Inc.; Director (4/07 to
                                                                5/08), Senior Vice President (7/07
                                                                to 5/08), and President (4/07 to
                                                                6/07) of UST Advisers, Inc.; Senior
                                                                Vice President of U.S. Trust's
                                                                Alternative Investment Division
                                                                (4/07 to 6/07); Chief Financial
                                                                Officer and Chief Compliance
                                                                Officer, Heirloom Capital
                                                                Management, L.P. (5/02 to 9/06).

Marina Belaya                       Secretary    1 year term;   Assistant General Counsel, Bank of          N/A
114 W. 47th Street                               Secretary      America (7/07 to present); Vice
New York, NY 10036                               since 2007     President and Senior Attorney of
(42)                                                            U.S. Trust (2/06 to 6/07); Vice
                                                                President, Corporate Counsel,
                                                                Prudential Financial (4/05 to
                                                                1/06); Associate, Schulte Roth &
                                                                Zabel LLP (9/02 to 3/05).

Robert M. Zakem                     Chief        1 year term;   GWIM Risk and Compliance Senior             N/A
2 World Financial Center            Compliance   Chief          Executive, Bank of America Corp.
37th Floor                          Officer      Compliance     (3/09 to present); Managing
New York, NY 10281                               Officer        Director, Business Risk Management,
(51)                                             since 2008     Merrill Lynch & Co., Inc. (8/06 to
                                                                2/09); Executive Director, Head of
                                                                Fund Services - US, UBS Financial
                                                                Services, Inc. (12/04 to 7/06);
                                                                Senior Vice President and General
                                                                Counsel, AIG SunAmerica Asset
                                                                Management Corp. (4/93 to 11/04).


                  BOARD MEETINGS AND COMMITTEES

                  The Board has formed an Audit Committee that is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers and for acting as a liaison between the Fund's independent accountants and the Board. Currently, the members of the Audit Committee are: Thomas W. Brock, Alan Brott and Thomas G. Yellin. Mr. Brott serves as the Chairman of the Audit Committee and is the Audit Committee Financial Expert. If they are elected to the Board, Messrs. Imbimbo, Hover and Murphy are expected to serve as members of the Audit Committee. The Board has adopted a written charter for the Audit Committee, which was most recently revised and approved by the Board on September 20, 2006. The Fund does not provide the Audit Committee charter on a website, but a copy of the Audit Committee charter is attached to this Proxy Statement as Exhibit 1.

                  The Board has also formed a Nominating Committee. The duties and functions of the Nominating Committee include reviewing candidates for and making nominations of Independent Directors to the Board, periodically reviewing the composition of the Board to determine whether for any reason it may be appropriate to add new Directors, reviewing the membership of each committee established by the Board, and reviewing and making recommendations to the Board regarding the compensation of Independent Directors. The Nominating Committee does not have a policy with regard to the consideration of any Director candidates recommended by Members, as the Fund does not hold annual meetings to elect Directors. The Nominating Committee currently consists of Thomas W. Brock, Alan Brott and Thomas G. Yellin. If they are elected to the Board, Messrs. Imbimbo, Hover and Murphy are expected to serve as members of the Nominating Committee (in addition to Messrs. Brott and Yellin). The Board has adopted a written charter for the Nominating Committee. The Fund does not provide the Nominating Committee charter on a website, but a copy of the Nominating Committee charter is attached to this Proxy Statement as Exhibit 2.

                  During the most recent fiscal year of the Fund, which ended on March 31, 2009, the Board held four regular meetings, the Audit Committee of the Board held five meetings and the Nominating Committee of the Board held no meetings. Each Director, with the exception of Mr. Brock, attended at least 75% of the total number of meetings of the Board and, if a member of the Audit Committee and/or Nominating Committee of the Board, of the Audit Committee and/or Nominating Committee, as applicable, held during the fiscal year (or during the Director's period of service if not a Director for the full fiscal year).

                  REPORT OF THE AUDIT COMMITTEE OF THE FUND

                  In discharging its duties, during the 2009 fiscal year, the Audit Committee has met with and held discussions with Fund management and with the Fund's independent registered public accounting firm, PricewaterhouseCoopers LLP ("PwC"). PwC has represented that the Fund's financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). PwC provided to the Audit Committee the written disclosures required by Public Company Accounting Oversight Board Rule 3526, COMMUNICATION WITH AUDIT COMMITTEES CONCERNING INDEPENDENCE, and the Audit Committee discussed with representatives of PwC their firm's independence with respect to the Fund.

                  Members are reminded, however, that the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and PwC. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are, in fact, "independent."

                  Based on the Audit Committee's review and discussions of the audited financial statements of the Fund for the fiscal year ended March 31, 2009 with Fund management and PwC, the Audit Committee approved the inclusion of the audited financial statements of the Fund for the fiscal year ended March 31, 2009 in the Fund's Annual Report.

                  AUDIT COMMITTEE OF THE FUND

                  Thomas W. Brock
                  Alan Brott
                  Thomas G. Yellin


                  DIRECTOR COMPENSATION

                  The following table sets forth certain information regarding the compensation received by the nominees who currently serve as Independent Directors for the fiscal year ended March 31, 2009 from the Fund and from the Fund Complex. No compensation is paid by the Fund to Directors who are "interested persons," as defined by the 1940 Act, of the Fund.

                                                        BOARD COMPENSATION TABLE


                                                                                                         (5)
                                     (2)                 (3)                      (4)            TOTAL COMPENSATION
                                  AGGREGATE      PENSION OR RETIREMENT     ESTIMATED ANNUAL       FROM FUND AND FUND
             (1)                 COMPENSATION     BENEFITS ACCRUED AS        BENEFITS UPON        COMPLEX PAID TO
   NAME OF PERSON, POSITION       FROM FUND      PART OF FUND EXPENSES       RETIREMENT              DIRECTORS*
--------------------------------------------------------------------------------------------------------------------
Alan Brott, Director             $10,000.00               $0                    $0                    $21,000
Thomas G. Yellin, Director       $10,000.00               $0                    $0                    $21,000

* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ended March 31, 2009. As of March 31, 2009, the "Fund Complex" consisted of the Fund and all registered investment companies advised by the Adviser and its affiliates or that hold themselves out to investors as companies related to the Fund for purposes of investment or investor services. Each Director currently serves as a Manager of BACAP Alternative Multi-Strategy Fund, LLC, a closed-end fund managed by the Adviser.


                  Currently, the Fund pays to each of the Independent Directors a per meeting fee of $1,000 for attendance at quarterly or special meetings of the Board or Committee (whether telephonic or in-person). This fee is paid by the Fund to an Independent Director for attending a Committee meeting only if that meeting was held on a day on which there was not also a meeting of the Board. In addition, each Independent Director receives an annual retainer in the total amount of $6,000 from the Fund, and the Fund reimburses the Independent Directors for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund.


                  NOMINEE EQUITY OWNERSHIP


                  The following table sets forth, as of March 31, 2009, with respect to each nominee, certain information regarding the beneficial ownership of the Fund's Interests and of the equity securities of all registered investment companies overseen by the nominee, if elected, within the same family of investment companies as the Fund.

                                                         (3)
                               (2)            AGGREGATE DOLLAR RANGE OF EQUITY
                         DOLLAR RANGE OF     SECURITIES OF ALL FUNDS OVERSEEN OR
        (1)                 INTERESTS        TO BE OVERSEEN BY NOMINEE IN FAMILY
  NAME OF NOMINEE          OF THE FUND            OF INVESTMENT COMPANIES

Alan Brott                    None                       None
John C. Hover II              None                       None
Victor F. Imbimbo, Jr.        None                       None
Stephen V. Murphy             None                       None
Thomas G. Yellin              None                       None

                  As of March 31, 2009, none of the Independent Directors or nominees for election as Directors, nor the immediate family members of the Independent Directors or nominees, beneficially owned or owned of record securities of BAIA or Merrill Lynch, Pierce, Fenner & Smith Incorporated, which serves as the Fund's placement agent (the "Placement Agent"), or of any persons directly or indirectly controlling, controlled by or under common control with BAIA or the Placement Agent.


                  SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                  Section 16(a) of the Securities Exchange Act of 1934 Act (the "1934 Act") and Section 30(h) of the 1940 Act, taken together, require the Directors, beneficial owners of more than 10% of the Fund's Interests, BAIA and executive officers of the Fund ("Reporting Persons") to file with the SEC reports of their ownership and changes in their ownership of the Fund's securities. The Fund believes that each of the Reporting Persons who was a Reporting Person during the fiscal year ended March 31, 2009 has complied with applicable filing requirements.


                  INVESTMENT ADVISER, PLACEMENT AGENT AND ADMINISTRATOR

                  BAIA is a Delaware corporation and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. BAIA serves as the manager or investment adviser to registered investment companies and private investment companies, and may, in the future, serve as an investment adviser of other registered and private investment companies. The offices of BAIA are located at 100 Federal Street, Boston MA 02110, and its telephone number is 1-866-921-7951. Merrill Lynch, Pierce, Fenner & Smith Incorporated serves as the Placement Agent. The offices of the Placement Agent are located at 4 World Financial Center, 250 Vesey Street, New York, New York 10080. PNC Global Investment Servicing (U.S.) Inc. (the "Administrator") provides accounting and certain administrative and investor services to the

Fund. The offices of the Administrator are located at 301 Bellevue Parkway, Wilmington, DE 19809.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                  The engagement of PwC as the independent registered public accounting firm ("Independent Auditors") of the Fund for the fiscal year ending March 31, 2010 was approved by the Audit Committee of the Fund, and the selection of PwC was unanimously ratified by the Board, including the separate vote of all of the Independent Directors, at meetings of the Audit Committee and the Board held on June 25, 2009. PwC, with offices at 300 Madison Avenue, New York, New York 10017, has served in such capacity since July 22, 2002.

                  Since the Fund complies with the provisions of Rule 32a-4 under the 1940 Act, it is not required to submit the selection of its independent registered public accounting firm to Members for ratification.

                  Representatives of PwC are not expected to be present at the Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.


                  AUDIT FEES

                  For the fiscal years ended March 31, 2008 and March 31, 2009, the aggregate fees billed by PwC for professional services rendered for the annual audit of the Fund's financial statements were $67,000 and $70,350, respectively.


                  AUDIT-RELATED FEES

                  For the fiscal years ended March 31, 2008 and March 31, 2009, the aggregate fees billed by PwC for assurance and related services reasonably related to the performance of the annual audit of the Fund's financial statements and not reported under Audit Fees above were $5,500 and $5,775, respectively. Audit-related fees include certain agreed-upon procedures performed for semi-annual reports to Members and technical research on accounting and disclosure matters.

                  During its regularly-scheduled meetings, the Audit Committee pre-approves all audit, audit-related, tax and other services to be provided by the Independent Auditors to the Fund. The Audit Committee has delegated pre-approval authority to its chairman for any subsequent new engagements that arise between regularly scheduled meeting dates, provided that any such pre-approved fees are presented to the Audit Committee at its next regularly scheduled meeting.


                  TAX FEES

                  For the fiscal years ended March 31, 2008 and March 31, 2009, the aggregate fees billed by PwC for tax compliance, tax advice, and tax planning with respect to the Fund were $67,700 and $71,100, respectively.

                  ALL OTHER FEES

                  For the fiscal years ended March 31, 2008 and March 31, 2009, there were no fees billed by PwC for services provided to the Fund other than those described above.


                  AGGREGATE NON-AUDIT FEES

                  For the fiscal years ended March 31, 2008 and March 31, 2009, the non-audit fees billed by PwC for services rendered to: the Fund and BAIA and any control person of BAIA that provides ongoing services to the Fund were $71.6 million and $98.8 million, respectively. All such services provided to BAIA and any such control person were pre-approved by the Audit Committee.


                  REQUIRED VOTE AND DIRECTORS' RECOMMENDATION

                  Election of the nominees requires the vote of a plurality of the votes present or represented by proxy at the Meeting and entitled to vote on the election of the nominees. See "Voting Information" for additional information regarding voting requirements.


                    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU
                         VOTE "FOR" EACH OF THE NOMINEES

  -----------------------------------------------------------------------------


                                   PROPOSAL 2

                           REORGANIZATION OF THE FUND


                  At the Meeting, Members will vote on a proposal to approve a Plan and Agreement of Reorganization and Merger (the "Merger Agreement") under which the Fund will be reorganized to implement a "master/feeder" investment structure, in which Members will own interests in a new fund (the "New Fund") that will pursue its investment objective by investing substantially all of its assets in the Fund (the "Reorganization"). The New Fund will have the same investment objective and substantially the same investment policies as the Fund, except the New Fund would pursue its investment objective by investing in the Fund. In a master/feeder investment structure, two or more investment funds having the same investment program ("feeder funds") invest their assets in a common "master fund" that has the same investment objective and substantially the same investment policies as the feeder funds. The master fund, in turn, invests its assets in securities and other investments consistent with the investment policies of the feeder funds.

                  The Board, including all of the Independent Directors, approved the Merger Agreement at its meeting on September 25, 2009, and recommends that Members vote to approve the Merger Agreement. The Board believes that the Fund and Members will benefit if the Fund is reorganized in the manner proposed. A copy of the form of the Merger Agreement is contained in Exhibit 3 to this Proxy Statement. If approved by Members, the Reorganization will occur as soon as practicable after such approval.

                  The Reorganization will not affect the value of your investment and will not involve any change in the investment program in which you currently participate through the Fund. The Reorganization will, however, result in a change in the Fund's fee structure, as further described below under "Effect of the Reorganization," whereby (i) the incentive allocation to which the Fund is currently subject will be eliminated, and (ii) the New Fund will be subject to a new 0.50% management fee.

                  BENEFITS OF A MASTER/FEEDER STRUCTURE

                  A master/feeder structure provides a way for feeder funds that are designed for different types of investors to invest through a common master fund. This structure allows for efficiencies in investing and operating costs to the extent that the assets of multiple feeder funds are pooled for investing and the funds are able to share certain related costs.

                  The Fund is designed for investment primarily by U.S. taxable investors (such as individuals and entities subject to federal income tax). If the Reorganization is approved and implemented, the Adviser contemplates that it will organize one or more new feeder funds that would invest in the Fund (the master fund) and which would be designed for investment by U.S. tax-exempt investors (such as individual retirement accounts, employee benefit plans or charitable organizations) and foreign investors. The Adviser also contemplates using additional feeder funds for purposes of expanding the distribution channels through which the Fund is offered. In a master/feeder structure, these new feeder funds and the New Fund would each pursue its investment objective by investing in a single master fund, the Fund. This pooling of the investments of the Fund with the investments of the other feeder funds should create certain efficiencies in investment and is expected to result in certain cost economies to the extent that certain fixed (or relatively fixed) expenses of the master fund would be shared by each of the feeder funds (including the New Fund), which should result in a lower expense ratio for the New Fund. There is no guarantee, however, that such other feeder funds will be successful in raising capital, or that any capital raised would be significant enough to result in cost economies that lower the expense ratio for the New Fund than currently borne by the Fund.

                  RISKS/COSTS OF A MASTER/FEEDER STRUCTURE

                  In addition to providing benefits, a master/feeder structure also entails certain risks. A feeder fund does not have the right to withdraw its investment in the master fund. Instead, it may do so only through periodic repurchases by the master fund of its interests in the master fund. This may limit the ability of the feeder fund to make offers to repurchase interests of its members. Because multiple feeder funds may tender their interests in the master fund for repurchase on a given date, this may limit the amount of interests in the master fund a feeder fund may tender, and, correspondingly, limit repurchases of interests of its investors by the feeder fund. In addition, a feeder fund may receive securities and other investments from the master fund in lieu of cash when it withdraws capital from the master fund. A feeder fund will incur expenses in liquidating investments received in connection with any in-kind distributions. A change in the investment objective, policies or restrictions of the master fund may cause a feeder fund to seek to have its interests repurchased by the master fund. Alternatively, a feeder fund could seek to change its investment objective, policies or restrictions to conform to those of the master fund. The investment objectives and certain investment restrictions of the Master Fund may be changed without the approval of investors in the Master Fund. However, the Master Fund will notify the New Fund and other investors in the Master Fund at least 60 days before any changes are implemented. If the New Fund is asked to vote on any matters concerning the Master Fund, the New Fund will hold a meeting of members and will vote its interest in the Master Fund in the same manner as New Fund interests are voted on regarding those matters.

                  Interests in the Master Fund will be held by investors other than the New Fund. These investors may include other types of pooled investment vehicles that may or may not be investment companies registered under the 1940 Act. For this reason, when investors in the Master Fund vote on matters affecting the Master Fund, the New Fund may not be able to control the outcome of voting and could be outvoted by other Master Fund investors. The New Fund may also otherwise be adversely affected by other investors in the Master Fund. These other investors may offer shares or interests to their investors which have costs and expenses that differ from those of the New Fund. Thus, the investment returns for investors in other funds that invest in the Master Fund may differ from the investment return of interests of the New Fund.

                  A master/feeder structure could involve additional costs (E.G., the costs of organizing, registering and operating additional funds - the feeder funds) that may not be fully offset by lower operating costs until there are sufficient assets from new feeder funds to result in offsetting economies. To mitigate the possibility of additional costs for Members, the Adviser has agreed to an expense cap limiting certain expenses of the New Fund, as described below under "Effect of the Reorganization."

                  DESCRIPTION OF THE REORGANIZATION

                  The Fund currently pursues its investment objective of capital appreciation by investing in a diverse group of private investment funds ("Investment Funds") that primarily invest or trade in a wide range of equity and debt securities. If the Reorganization is approved by Members and consummated, Members who now hold Interests in the Fund will instead own interests in the New Fund. The New Fund would have the same investment objective and substantially the same investment policies as the Fund (except the New Fund would pursue its investment objective by investing in the Fund).

                  The Reorganization will be effected pursuant to the Merger Agreement. The structure of the Reorganization is designed to avoid a transfer of assets of the Fund that would otherwise require the consent of the Investment Funds, which consent may not be timely or given at all. As set forth in the Merger Agreement, the Reorganization will involve the merger of the Fund with a wholly-owned subsidiary of the New Fund. The Fund will be the surviving company of the merger. At the effective time of the Reorganization, the Fund will merge with the subsidiary and the New Fund will issue limited liability company interests in the New Fund to Members in exchange for their Fund Interests. The interest in the New Fund received by each Member will have a value equal to the value of such Member's Fund Interest as of the effective time of the Reorganization.

                  The result of the transactions contemplated by the Reorganization will be that: (i) Members will become members of the New Fund, which will initially own all of the interests in the Fund; (ii) the New Fund will become a "feeder fund" of the Fund; and (iii) the Fund will become a "master fund" (the "Master Fund") and hold all of the interests in the Investment Funds owned by the Fund immediately prior to the Reorganization. Like the Fund, the New Fund will be registered as a closed-end management investment company under the 1940 Act. The Adviser anticipates that, subsequent to the Reorganization, one or more additional feeder funds will be formed that will pursue their investment objectives by investing in the Fund.

                  The New Fund, like the Fund, is organized as a Delaware limited liability company. It will have the same investment objective and substantially the same investment policies as the Fund (except the New Fund would pursue its investment objective by investing in the Fund) and operate pursuant to the terms of a limited liability company operating agreement that is the same in all material respects as the limited liability company operating agreement of the Fund. It is expected that the nominees that are elected at the Meeting as Directors of the Fund will also serve as directors of the New Fund.

                  The Adviser has agreed to bear any Fund costs in connection with the Reorganization.

                  EFFECT OF THE REORGANIZATION

                  As a result of the Reorganization, Members will own interests in the New Fund (rather than Interests in the Fund), and the New Fund will invest indirectly in Investment Funds by investing in the Fund (rather than by investing directly in Investment Funds, as is now the case). Like the Fund, the New Fund is expected to make offers from time to time to repurchase interests from its members so that members have the opportunity to withdraw capital from the New Fund. The investment objective of the New Fund and its investment policies and restrictions will be substantially identical to those of the Fund, except that the New Fund will pursue its investment objective by investing in the Fund. In addition, with the exception of the fee structure changes described below, the features and operations of the New Fund will be virtually identical to those of the Fund, and the rights of members of the New Fund will be the same as those of Members of the Fund, in all material respects.

                  The Reorganization will not affect the value of your investment (I.E., the value of your capital account will not change as a result of the Reorganization). The initial value of your capital account as a member of the New Fund will be identical to the value of your capital in the Fund as of the date of the Reorganization.

                  The Reorganization would involve the following changes in fee structure: (i) the Fund's 10% incentive allocation (the "Incentive Allocation") to the Adviser and to Grosvenor Capital Management. L.P., the Fund's subadviser (the "Subadviser"), would be eliminated; and (ii) the New Fund would be subject to a new management fee of 0.50% of its average net assets (the "Management Fee"), payable to the Adviser as compensation for non-investment related management and administrative services it would provide to the New Fund, pursuant to a management agreement (the "Management Agreement"). The Management Agreement is subject to approval by the board of directors of the New Fund, including the directors of the New Fund who are not "interested persons," as defined by the 1940 Act, of the New Fund, but does not require the approval of members of the New Fund. In the event the board of directors of the New Fund does not approve the management agreement arrangements as described above, the Board would exercise its right under the terms of the Merger Agreement to terminate the Reorganization. Following the Reorganization, the Fund, as the Master Fund, would continue to bear its current 1.0% asset-based investment advisory fee payable to the Adviser (for advisory services to be rendered to the Master Fund). Members of the New Fund would continue to bear this 1.0% fee indirectly through the New Fund's investment into the Master Fund. See "Summary of Fund/New Fund Expenses" below for more comparative fee/expense information.

                  The Board, in approving the Reorganization, took into account the Adviser's view that the new fee structure (I.E., the elimination of the Incentive Allocation and the addition of the Management Fee) is fair, and generally comparable to the Fund's current fee structure. The Adviser based this view on its analysis of the Incentive Allocations historically made to the Adviser and Subadviser, which have amounted to an annual average of 0.46% of the Fund's net assets since the Fund's first full fiscal year of operations. The 0.50% proposed Management Fee is comparable to this historical average Incentive Allocation. Nevertheless, past performance is no guarantee of future results. If the New Fund has consistent positive future performance, the New Fund and its members may pay less than under the current fee arrangement, and conversely, if the New Fund has negative future performance, the New Fund and its members could pay more.

                  Under the current fee structure, a Member with a positive loss carryforward (which tracks the difference between net losses and net profits allocated to a Member) does not bear an Incentive Allocation until such time as the loss carryforward is zero. To preserve the loss carryforward benefit to Members following the Reorganization, it is contemplated that a Member with a positive loss carryforward will not pay the Management Fee until that Member's loss carryforward has been reduced to zero.

                  As mentioned earlier, in connection with the Reorganization, and to help assure that implementation of a master/feeder structure does not result in certain higher expenses to Members, the Adviser has agreed to bear the costs of the restructuring and to enter into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") with the New Fund. Pursuant to the Expense Limitation Agreement, the Adviser has agreed to cap the operating expenses of the New Fund (with the exception of the Management Fee and the New Fund's pro rata share of the Master Fund's investment advisory fee) to the extent necessary to limit the ratio of such expenses to 0.28% per annum of the higher of the New Fund's average monthly net assets or the net asset level of the Fund immediately prior to the Reorganization (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the New Fund's expenses, the New Fund will carry forward the amount of expenses paid or absorbed by the Adviser in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the New Fund's ordinary operating expenses for any fiscal year to exceed the Expense Limitation. The Expense Limitation Agreement will remain in effect through March 31, 2011 and may continue in effect thereafter for an additional period or periods as may be agreed to by the New Fund and the Adviser.

                  SUMMARY OF FUND/NEW FUND EXPENSES

                  The following table illustrates the expenses and fees that the Fund currently incurs and that the New Fund expects to incur (and that Members can expect to bear following the Reorganization).


                                                                                                         Pro Forma
                                                                                                        Expenses of
                                                                                                        the New Fund
                                                                                                       (Including its
                                                                                                         Share of
                                                                                                        Master Fund
                                                                                   Current Expenses      Operating
                                                                                      of the Fund        Expenses)
Investor Transaction Expenses
         Maximum Sales Load (as a percentage of offering price)                         1.25%(1)          1.25%(1)

Annual Expenses (as a percentage of net assets attributable
to Interests, except where noted)
         Investment Advisory Fee                                                          1.00%           1.00%(2)
         Management Fee                                                                    0%               0.50%
         Other Expenses                                                                   0.28%           0.29%(3)
         Total Annual Expenses                                                            1.28%           1.79%(4)
                  Amount Waived Under the Expense Limitation Agreement                     N/A           (0.01)%(4)
         Net Annual Expenses After Expense Limitation                                     1.28%           1.78%(4)

Incentive Allocation (as a percentage of net profits that exceed the "hurdle rate          10%            None
amount")(5)


     (1) In connection with initial and additional purchases of Interests, investors may be charged a placement fee (sales load) (the "Placement Fee") by the Placement Agent of up to 1.25% of the investment amount. No Placement Fee is charged to certain types of investors.


     (2)      Reflects the investment advisory fee of the Master Fund.


     (3) Based on estimated expenses for the 2010 fiscal year. Includes the New Fund's expenses (other than the Management Fee, which is shown separately) and the New Fund's share of the Master Fund's operating expenses (other than the investment advisory fee, which is shown separately). Does not include the fees and expenses of the Investment Funds in which the Master Fund is currently invested, which are not expected to change due to the Reorganization.


     (4) As noted above, the New Fund is subject to an Expense Limitation Agreement capping its expense ratio (other than the Management Fee and the New Fund's pro rata share of the Master Fund's investment advisory fee) at 0.28% of the higher of the New Fund's average monthly net assets or the net asset level of the Fund immediately prior to the Reorganization. The Expense Limitation Agreement will remain in effect through March 31, 2011 and may continue in effect thereafter for an additional period or periods as may be agreed to by the New Fund and the Adviser.


     (5) Under the Fund's current fee structure, each year, the Adviser and Subadviser, combined, are allocated 10% of the amount of the excess of the Fund's net profits allocated to each Member that exceeds the "hurdle rate amount" which is the yield on the one-year U.S. Treasury Note (determined quarterly), but only after the Member recovers any losses from prior years.


     Examples


         Based on the estimated expenses of the New Fund and the expenses of the Fund set forth above, you would pay the following expenses on a $1,000 investment in the New Fund as compared to the expenses on a $1,000 investment in the Fund, assuming a five percent annual return:

         EXPENSES                                   1 YEAR      3 YEAR      5 YEAR    10 YEAR
         -----------------------------------------------------------------------------------------
         Pro Forma Expenses of the New Fund          $30         $68        $108        $219
         Current Expenses of the Fund*               $25         $53         $82        $165

         * Excluding the Incentive Allocation

                  THE EXAMPLES ARE BASED ON THE ESTIMATED ANNUAL EXPENSES OF THE NEW FUND AND THE EXPENSES OF THE FUND SET FORTH ABOVE. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN, AND THE ACTUAL RATE OF RETURN MAY BE GREATER OR LESS THAN THE HYPOTHETICAL 5% RETURN ASSUMED IN THE EXAMPLES.

                  FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

                  It is not expected that the Reorganization will result in the recognition of any gain or loss to the Fund, and therefore, the Adviser expects that Members of the Fund will not be subject to any tax as a result of the Reorganization. The Merger Agreement requires that the Fund seek to receive an opinion of counsel to this effect as soon as practicable after the closing of the Reorganization. However, there is no assurance that such an opinion will be received or that the Reorganization will not be a taxable event.

                  REQUIRED VOTE AND DIRECTORS' RECOMMENDATION

                  Approval of the Merger Agreement requires the vote of Members whose capital account balances in the aggregate represent more than one-half of the aggregate capital account balances of all Members present in person or by proxy at the Meeting and who are entitled to vote. See "Voting Information" for additional information regarding voting requirements.

                          THE BOARD RECOMMENDS THAT YOU
                VOTE "FOR" APPROVAL OF THE PLAN AND AGREEMENT OF
                           REORGANIZATION AND MERGER

  -----------------------------------------------------------------------------



II.      VOTING INFORMATION.

                  REVOCATION OF PROXIES AND ABSTENTIONS

                  A Member giving a proxy may revoke it at any time before it is exercised by: (i) submitting to the Fund a written notice of revocation; (ii) submitting to the Fund a subsequently executed proxy in writing or via the Internet; (iii) attending the Meeting and voting in person; or (iv) notifying the Fund of revocation via Internet or by touch-tone telephone.

                  If a proxy (i) is properly executed and returned marked with an abstention (with respect to Proposal 2) or accompanied by instructions to withhold authority to vote (with respect to Proposal 1), or (ii) represents a nominee "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power to vote) (collectively, "abstentions"), the Interest represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If a proxy is properly executed and returned and is marked with an abstention, the proxy will not be voted on any matter as to which the abstention applies. Abstentions will have the effect of a vote "Against" approval of Proposal 2, but will have no effect on the outcome of voting on Proposal 1.


                  QUORUM REQUIREMENTS

                  A quorum of Members is necessary to properly convene the Meeting. If Members with capital account balances representing in aggregate thirty percent of the aggregate capital account balances of all Members (exclusive of any special member) and who are entitled to vote as of the Record Date are present in person or by proxy at the Meeting, a quorum will exist.


                  ADJOURNMENTS

                  If a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve either of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the vote of Members whose capital account balances in the aggregate represent more than one-half of the aggregate capital account balances of all Members present in person or by proxy at the Meeting and who are entitled to vote and have voted with respect to such adjournment, whether or not a quorum is present. If a quorum is present and an adjournment is proposed, the persons named as proxies will vote those proxies which they are entitled to vote "For" Proposal 2 in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" Proposal 2 against such adjournment. At any adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting originally called.


III.     OTHER MATTERS AND ADDITIONAL INFORMATION.

                  OTHER BUSINESS AT THE MEETING

                  The Board does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named as proxies to vote on such matters in accordance with their best judgment, unless specific restrictions have been given.


                  FUTURE MEMBER PROPOSALS

                  Pursuant to rules adopted by the SEC under the 1934 Act, Members may request inclusion in the Fund's proxy statement for a meeting of Members certain proposals for action which they intend to introduce at such meeting. Any Member proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to Members. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the 1934 Act. Because the Fund does not hold regular meetings of Members, no anticipated date for the next meeting can be provided. Any Member wishing to present a proposal for inclusion in the proxy materials for the next meeting of Members should submit such proposal to the Fund at c/o Banc of America Investment Advisors, Inc., One Bryant Park, New York, NY 10036.


                  COMMUNICATION WITH THE BOARD

                  Members wishing to submit written communications to the Board should send their communications to the Secretary of the Fund at its principal office. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.


                  APPRAISAL RIGHTS

                  Members do not have any appraisal rights in connection with the Proposals.


                  RESULTS OF VOTING

                  Members will be informed of the results of voting at the Meeting in the Fund's next semi-annual report, which will be sent to Members on or before November 30, 2009.


                  EXPENSES

                  All of the expenses of the Meeting, including the costs of solicitation and the expenses of preparing, printing and mailing this Proxy Statement and its enclosures, and the fee and expenses of the proxy solicitor, are being paid by the Adviser.

MEMBERS ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. ADDITIONAL PROCEDURES YOU MAY USE TO VOTE ARE DESCRIBED ON THE ENCLOSED PROXY CARD.

                                  By Order of the Board of Directors



                                  /s/ Steven L. Suss
                                  -----------------------------------
                                  Name:    Steven L. Suss
                                  Title:   Treasurer

                                  Dated:   October 28, 2009

                                    EXHIBIT 1


                   BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
               COLUMBIA MANAGEMENT MULTI-STRATEGY HEDGE FUND, LLC

                             AUDIT COMMITTEE CHARTER
1. COMPOSITION. The Audit Committees shall be composed entirely of Board members who are not "interested" persons of the BACAP Alternative Multi-Strategy Fund, LLC or Columbia Management Multi-Strategy Hedge Fund, LLC (each a "Fund" and, collectively, the "Funds") or any investment adviser or principal underwriter, as defined in the Investment Company Act of 1940, to any Fund. The full Board of Managers shall designate the members of the Committee and shall either designate the Chairman or shall approve the manner of selection of the Chairman.

2. OVERSIGHT. The function of each Audit Committee is oversight. Management* and the internal accounting staff are primarily responsible for the preparation of a Fund's financial statements and the independent auditors are responsible for auditing those financial statements. Management is also responsible for maintaining appropriate systems for accounting and internal control, and the independent auditors are primarily responsible for considering such controls in connection with their financial statement audits. The independent auditors for the Funds are accountable to the Funds' Boards and Audit Committees. The Audit Committees have the authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors, as have the full Boards.

3. SPECIFIC RESPONSIBILITIES AND POWERS. Each Fund's Audit Committee has the responsibility and power to:

         (a) (i) review annually with management and the independent auditors their separate evaluations of the adequacy and effectiveness of the Fund's system of internal controls; (ii) review with management and the independent auditors: any significant audit findings related to the Fund's systems for accounting, reporting and internal controls; and any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable;

         (b) approve, and recommend to the full Board for its ratification and approval in accord with applicable law, the selection and appointment of an independent auditor for each Fund prior to the engagement of such independent auditor;

         (c) pre-approve all audit and non-audit services provided to each Fund by its independent auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however,


-------------------------
* For purposes of this Charter, the term MANAGEMENT means the appropriate officers of a Fund, and its investment adviser(s), administrator(s) and other key service providers (other than the independent auditors). Also for purposes of this Charter, the phrase INTERNAL ACCOUNTING STAFF means the appropriate officers and employees of a Fund, and its investment adviser(s), administrator(s) and other key service providers (other than the independent auditors).


                                  Exhibit 1-1
                  that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include delegation to management of the Audit Committee's responsibilities under the Securities Exchange Act of 1934 or applicable rules;

         (d) pre-approve all non-audit services provided by a Fund's independent auditor to the Fund's investment adviser (except a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

         (e) consider management reports from the auditor and discussions with management to identify: conflicts of interest between management and the independent auditor as a result of employment relationships; the provision of prohibited non-audit services to a Fund by its independent auditor; violations of audit partner rotation requirements; and prohibited independent auditor compensation arrangements whereby individual auditors are compensated based on selling non-audit services to the Fund;

         (f) (i) ensure that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent auditors and the Fund; (ii) actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and (iii) recommend that the Board take appropriate action in response to such formal written statement to satisfy themselves of the independent auditors' independence;

         (g) meet with the Fund's independent auditors and management, including private meetings, as appropriate, to: (i) review the form and substance of the Fund's financial statements and reports and to report the result of such meetings to the full Board; (ii) review the arrangements for and the scope of the annual audit and any special audits or other special services;
                  (iii) discuss any matters of concern arising in connection with the audits of the Fund's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of audits; (iv) consider the quality and adequacy of the internal accounting staff; (v) consider the independent auditors' comments with respect to the appropriateness and adequacy of the Fund's financial policies, procedures and internal accounting controls (including computer system controls and controls over the daily net asset valuation process and the adequacy of the computer systems and technology used in the Fund's operations) and review management's responses thereto; (vi) review the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU ss. 380) requires discussion; and (vii) review with the independent auditors their opinions as to the fairness of the financial statements;

         (h) consider the effect on the Fund of: (i) any changes in accounting principles or practices proposed by management or the independent auditors; (ii) any changes

                                  Exhibit 1-2
                  in service providers, such as Fund accountants or administrators, that could impact the Fund's internal controls; or (iii) any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that require special accounting activities or resources;

         (i) review the fees charged by the independent auditors for audit and non-audit services; and

         (j) report its activities to the full Board on a regular basis and make such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate.

4. SUBCOMMITTEES. The Audit Committee may form and delegate authority to one or more subcommittees (which may consist of one or more Audit Committee members), as it deems appropriate from time to time. Any decision of a subcommittee to pre-approve audit or non-audit services shall be presented to the full Audit Committee at its next meeting.

5.       MISCELLANEOUS.

         (a) A Fund's Audit Committee shall meet at least twice annually and is empowered to hold special meetings as circumstances require. The Committee shall record minutes of its meetings and shall invite management, counsel and representatives of service providers to attend meetings and provide information as it, in its sole discretion, considers appropriate.

         (b) A Fund's Audit Committee shall meet periodically with representatives from management's internal audit and internal risk departments.

         (c) A Fund's Audit Committee shall be available at all times to meet with appropriate officers of the Fund and with internal accounting staff for consultation on audit, accounting and related financial matters.

         (d) A Fund's Audit Committee shall be given the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

                  The Committee shall have such further responsibilities as are given to it from time to time by the Board. The Committee shall consult, on an ongoing basis, with management, the independent auditors and counsel as to legal or regulatory developments affecting its responsibilities.



Approved: September 20, 2006

                                  Exhibit 1-3

                                    EXHIBIT 2


                   BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC

               COLUMBIA MANAGEMENT MULTI-STRATEGY HEDGE FUND, LLC

                          NOMINATING COMMITTEE CHARTER

                                  May 25, 2005

SECTION 1. MEMBERSHIP

          (a) The Nominating Committee ("Committee") of the Board of Managers (the "Board") of BACAP Alternative Multi-Strategy Fund, LLC ("BAMS") and Columbia Management Multi-Strategy Hedge Fund, LLC ("CMHF" and, together with BAMS, the "Funds") shall be composed of Managers (in the case of BAMS) and Directors (in the case of CMHF) who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Funds and who are appointed by the Board from time to time.

          (b) The Committee may appoint its Chairperson.

SECTION 2. PURPOSES

          (a) The Committee shall oversee the composition of both the Board and the various committees of the Board to ensure that competent and capable candidates fill these positions.

          (b) The Committee shall ensure that the selection of each Manager and Director is conducted in such a fashion so as to enhance the independence of disinterested managers whose primary loyalty is to the Funds' investors.

SECTION 3. DUTIES AND POWERS

          (a) The Committee shall review candidates for, and make nominations of independent managers to, the Board. In carrying out this duty, the Committee shall:

              (i) evaluate the candidates' qualifications and their independence from the Funds' investment advisers and other principal service providers;

              (ii) select persons who are "independent" in terms of both the letter and the spirit of the 1940 Act; and

              (iii) consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with managers or service providers.

                                  Exhibit 2-1

          (b) The Committee shall periodically review the composition of the Board to determine whether for any reason it may be appropriate to add new Managers or Directors.

          (c) The Committee shall review the membership of each committee established by the Board.

          (d) The Committee shall review and make recommendations to the Board regarding the compensation of the Directors and Managers who are not "interested persons" of the Funds.

SECTION 4. PROCEDURAL MATTERS

          (a) The Committee shall meet periodically as it deems necessary.

          (b) The Committee shall review its operations periodically and recommend changes to this Charter to the Board as appropriate.

          (c) The Committee shall prepare minutes of and report to the Board on its meetings.

          (d) The Committee shall have the authority to make reasonable expenditures, including expenditures to retain experts and counsel, related to the aforementioned duties and tasks that will be reimbursed by the Funds.

                                  Exhibit 2-2

                                    EXHIBIT 3

             FORM OF PLAN AND AGREEMENT OF REORGANIZATION AND MERGER

                  This Plan and Agreement of Reorganization and Merger (the "Plan" or "Agreement") is made and entered into effective as of this [ ] day of [ ], 2009, by and among Columbia Management Multi-Strategy Hedge Fund, LLC, a Delaware limited liability company ("Columbia Fund"), [Grosvenor Registered Multi-Strategy Fund (TI 1), LLC], a Delaware limited liability company (the "Feeder Fund") and [Grosvenor Registered Multi-Strategy Fund NewSub, LLC], a Delaware limited liability company (the "NewSub Fund") (collectively, the "Funds").

                  WHEREAS, each of the Funds has its registered office in Delaware at [615 South DuPont Highway, Dover, Delaware 19901] and has [National Corporate Research, Ltd.] as its registered agent for service of process in Delaware; and

                  WHEREAS, Columbia Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end, management investment company; and

                  WHEREAS, as of the effective date of this Agreement, the Feeder Fund is the sole member of the NewSub Fund and the sole owner of an interest therein; and

                  WHEREAS, Columbia Fund and the Feeder Fund have the same investment objective and have substantially the same investment policies and investment restrictions; and

                  WHEREAS, the Board of Directors of Columbia Fund (the "Columbia Fund Board") has determined that it would be in the best interests of Columbia Fund and its members to effect a reorganization in which members would invest in a new investment fund that would pursue its investment objective by investing in Columbia Fund; and

                  WHEREAS, the Board of Directors of the Feeder Fund (the "Feeder Fund Board") has determined that it would be in the best interests of the Feeder Fund and its members to pursue the investment objective of the Feeder Fund by investing in another investment company having the same investment objective and substantially the same investment policies and investment restrictions as the Feeder Fund; and

                  WHEREAS, the Columbia Fund Board and the Feeder Fund Board have each made the findings required by Rule 17a-8 under the 1940 Act that the participation by Columbia Fund and the Feeder Fund, respectively, in the transactions described in this Plan, is advisable and in the best interests of its members, and that the interests of their respective existing members will not be diluted as a result of such transactions; and

                  WHEREAS, Section 18-209(b) of the Delaware Limited Liability Company Act (the "DLLCA") permits the merger of a Delaware limited liability company with and into another Delaware limited liability company; and

                  WHEREAS, the Columbia Fund Board and the Feeder Fund Board have each determined that it would be desirable for the NewSub Fund to be merged with and into Columbia Fund, and in connection therewith, for members of Columbia Fund ("Members") holding limited liability company interests ("Interests") in Columbia Fund to receive Interests in the Feeder Fund in exchange for their Interests in Columbia Fund, upon the terms and conditions hereinafter set forth;

                                  Exhibit 3-1

                  NOW, THEREFORE, in consideration of the premises and of the mutual agreements of the parties hereto, being thereunto duly entered into by and among the Columbia Fund, the Feeder Fund and the NewSub Fund and approved by resolutions adopted by the Columbia Fund Board and the Feeder Fund Board, this Agreement and the terms and conditions hereof and the mode of carrying the same into effect, are hereby determined and agreed upon as follows:

                  2. Pursuant to section 18-209(b) of the DLLCA, Columbia Fund and the NewSub Fund shall be merged with and into a single limited liability company, to wit Columbia Fund, which shall be the surviving company of the merger, and which is sometimes hereinafter referred to as the "Surviving Fund," and which shall continue to exist as the surviving company under its present name pursuant to the provisions of the DLLCA. The merger shall become effective at the time and on the date of the filing by the Surviving Fund of a Certificate of Merger with the Secretary of State of the State of Delaware (the "Secretary of State) under the applicable requirements of Delaware law, or such later time and date as may be set forth in the Certificate of Merger (the "Effective Time"). The separate existence of the NewSub Fund shall cease at the Effective Time in accordance with the provisions of the DLLCA. Upon the effectiveness of the merger, all of the assets, rights, privileges and powers of Columbia Fund and of the NewSub Fund, and all property of Columbia Fund and of the NewSub Fund, and all debts due to Columbia Fund and to the NewSub Fund, as well as all other things and causes of action belonging to each of Columbia Fund and the NewSub Fund, shall be vested in the Surviving Fund.

                  3. As soon as practicable following the consummation of the transactions contemplated by this Agreement, Columbia Fund will seek to receive an opinion from counsel to Columbia Fund that the merger should not be a taxable event to Columbia Fund, the Feeder Fund or the Members.

                  4. At the Effective Time, each of Columbia Fund, the Feeder Fund and the NewSub Fund will be registered under the 1940 Act, as a diversified, closed-end, management investment company.

                  5. At the Effective Time, and as an inducement to Columbia Fund's willingness to enter into this Agreement, the Feeder Fund shall issue Interests in the Feeder Fund ("Feeder Fund Interests") to Members holding Interests in Columbia Fund at the Effective Time in exchange for and in cancellation of the Interests of such Members in Columbia Fund. The Feeder Fund Interests issued to each Member shall have a value equal to the value of such Member's Interest in Columbia Fund determined as of the last determination of the values of capital accounts of Members in Columbia Fund as of or prior to the Effective Time.

                  6. Annexed hereto and made a part hereof is a copy of the limited liability company operating agreement (the "Operating Agreement") of the Surviving Fund as the same shall be in force and effect at the Effective Time, and said Operating Agreement shall continue to be the Operating Agreement of the Surviving Fund until amended and changed pursuant to the provisions of such Operating Agreement and the provisions of the DLLCA.

                  7. The name of the Surviving Fund shall be "[Grosvenor Registered Multi-Strategy Master Fund, LLC]".

                  8. As the Surviving Fund, Columbia Fund shall retain written records that describe the merger as required by paragraph (a)(5) of Rule 17a-8 under the 1940 Act, and the determinations of the Columbia Fund Board and the Feeder Fund Board and the bases thereof, including the factors considered by the Columbia Fund Board and the Feeder Fund Board, shall be recorded fully in the minute books of the Surviving Fund and the Feeder Fund, respectively.

                                  Exhibit 3-2

                  9. The members of the Board of Directors and officers of Columbia Fund at the Effective Time shall be the members of the Board of Directors and officers of the Surviving Fund, all of whom shall hold their respective positions until the due election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the Operating Agreement of the Surviving Fund.

                  10. As soon as practicable after the Effective Time, the Surviving Fund shall on behalf of the NewSub Fund file an application with the Securities and Exchange Commission pursuant to Section 8(f) of the 1940 Act for an order declaring that the NewSub Fund has ceased to be an investment company.

                  11. Consummation of the merger and other transactions contemplated by this Agreement is subject to the condition that this agreement shall have been approved by Members and by the Feeder Fund, as the sole holder of an Interest in the NewSub Fund.

                  12. In the event that this Agreement shall have been duly approved and adopted as set forth in Section 10 above, the parties hereto agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Delaware and that they will cause to be performed all necessary acts within the State of Delaware and elsewhere to effectuate the merger and reorganization herein provided for.

                  13. The Columbia Fund Board and the Feeder Fund Board and the proper officers of Columbia Fund and the Feeder Fund are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement or of the merger and reorganization herein provided for.

                  14. Notwithstanding the full approval and adoption of this Agreement, this Agreement and the transactions contemplated hereby may be terminated at any time prior to the filing of the Certificate of Merger with the Secretary of State by the Columbia Fund Board or by the Feeder Fund Board in the event that such Board of Directors determines that the merger and reorganization herein provided for is no longer in the best interests of Columbia Fund or the Feeder Fund, respectively.


         {THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK}

                                  Exhibit 3-3

                  IN WITNESS WHEREOF, the parties hereto have caused this Plan and Agreement of Reorganization and Merger to be duly executed and delivered as of the date first above written.




                  Columbia Management Multi-Strategy Hedge Fund, LLC


                  By:       ____________________________
                  Name:
                  Title:



                  [Grosvenor Registered Multi-Strategy Fund (TI 1), LLC]


                  By:       ____________________________
                  Name:
                  Title:



                  [Grosvenor Registered Multi-Strategy Fund NewSub, LLC]

                  By:    [Grosvenor Registered Multi-Strategy Fund (TI 1), LLC],
                          -----------------------------------------------------
                         its sole member

                         By:
                                -------------------------------------------
                         Name:
                         Title:

                                  Exhibit 3-4

 PROXY TABULATOR
 P.O. BOX 9112
 FARMINGDALE, NY 11735


TO VOTE BY INTERNET

 1) Read the Proxy Statement and have the proxy card below at hand.
 2) Go to website WWW.PROXYVOTE.COM
 3) Follow the instructions provided on the website.

TO VOTE BY TELEPHONE

 1) Read the Proxy Statement and have the proxy card below at hand.
 2) Call 1-800-690-6903
 3) Follow the instructions.

TO VOTE BY MAIL

 1) Read the Proxy Statement.
 2) Check the appropriate boxes on the proxy card below.
 3) Sign and date the proxy card.
 4) Return the proxy card in the envelope provided.

                  PLEASE DO NOT VOTE USING MORE THAN ONE METHOD
                   DO NOT MAIL YOUR PROXY CARD IF YOU VOTE BY
                              INTERNET OR TELEPHONE


 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:       M17766-S50854

                                             KEEP THIS PORTION FOR YOUR RECORDS
                                             DETACH AND RETURN THIS PORTION ONLY

--------------------------------------------------------------------------------

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

COLUMBIA MANAGEMENT MULTI-STRATEGY HEDGE FUND, LLC

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU            FOR  WITHHOLD  FOR ALL
VOTE FOR THE FOLLOWING PROPOSALS:                     ALL     ALL    EXCEPT







1. Election of Directors
   NOMINEES:                                          0       0        0
   01) Alan Brott            04) Stephen V. Murphy
   02) John C. Hover II      05) Thomas G. Yellin
   03) Victor F. Imbimbo, Jr.

                                                     FOR   AGAINST  ABSTAIN     To withhold authority to vote
2. Approval of Reorganization of the Fund             0       0        0        for any individual nominee(s),
                                                                                mark "For All Except" and write the
                                                                                name(s) of the nominee(s) on the
                                                                                line below.


                                                                                ----------------------------------------


3. In their discretion on such other business as may properly come before the Meeting or any adjournment thereof.

 If this proxy is properly executed and received by the Fund prior to the Meeting, the interests in the Fund represented hereby will be voted in the manner directed on this proxy card. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR ALL" NOMINEES FOR ELECTION AS DIRECTORS AND "FOR" PROPOSAL 2.

        PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY,
                          USING THE ENCLOSED ENVELOPE.

 Please date and sign exactly as name appears on this proxy card. Individuals, joint tenants and IRA investors, please sign exactly as name appears on this proxy card. With respect to entity investors, each person required to sign under the investor's governing documents must sign. Executors, administrators, trustees, etc. should give their full title. If more than one authorized signatory is required, each signatory should sign. If Interests in the Fund are held jointly, each holder should sign.





-----------------------------------------  -------------------------------------
 Signature [PLEASE SIGN WITHIN BOX] Date   Signature (Joint Owners)         Date

              IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
                       MATERIALS FOR THE SPECIAL MEETING:
             The Proxy Statement is available at www.proxyvote.com.





--------------------------------------------------------------------------------
                                                                   M17766-S50854





               COLUMBIA MANAGEMENT MULTI-STRATEGY HEDGE FUND, LLC

                        PROXY SOLICITED ON BEHALF OF THE
                           BOARD OF DIRECTORS FOR THE
           SPECIAL MEETING OF MEMBERS TO BE HELD ON NOVEMBER 19, 2009

 The undersigned hereby appoints Steven L. Suss as proxy, with full power to appoint one or more substitutes, and hereby authorizes him to represent and to vote, as designated on the reverse side, the interest in Columbia Management Multi-Strategy Hedge Fund, LLC (the "Fund") held of record by the undersigned on September 28, 2009 at the Special Meeting (the "Meeting") of Members of the Fund to be held at the offices of the Fund, One Bryant Park, 10th Floor, New York, New York 10036 on November 19, 2009 at 11:00 a.m. (Eastern Time) and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interest in the Fund covered hereby. I acknowledge receipt of the Notice of Special Meeting of Members and the Proxy Statement dated October 28, 2009.

 ONLY PROPERLY EXECUTED PROXIES RECEIVED BEFORE THE MEETING WILL BE VOTED AT THE MEETING OR ANY ADJOURNMENT THEREOF.